EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FOXO Technologies Inc, a Delaware corporation (the “Company”), on Form 10-Q for the period ended September 30, 2025 as filed with the Securities and Exchange Commission (the “Report”) Seamus Lagan, as Chief Executive Officer of the Company, does hereby certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2025

/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer (Principal Executive Officer)